MARKETOCRACY FUNDS
Supplement to Prospectus Dated September 23, 2003

The Technology Plus Fund

On Friday, May 21, 2004, the Board of Trustees of Marketocracy Funds made the difficult decision to terminate and wind up the Technology Plus Fund (the "Fund") immediately following the close of trading of the New York Stock Exchange on May 21, 2004.

In light of the termination, no additional investments in the Fund will be accepted after Monday, May 24, 2004. However, redemption requests will be honored as received. Prior to June 11, 2004, shareholders may exchange into the Masters 100 Fund at no charge. Please read the Masters 100 Fund prospectus and consult with your financial adviser to discuss the merits of such an exchange.

If we have not received your redemption request by June 11, 2004, your shares will be redeemed in cash on June 11, 2004, and a check will be mailed to you.

Note to IRA Shareholders: If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" your proceeds into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify US Bancorp Fund Services, LLC (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law. Please call 1-888-884-8482 for more information.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is May 24, 2004.